UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2006


                                  BUNGE LIMITED
             (Exact name of registrant as specified in its charter)

           Bermuda                     001-16625                 98-0231912
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


             50 Main Street                                         10606
       White Plains, New York                                    (Zip Code)
(Address of principal executive offices)


                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modifications to Rights of Security Holders
           ----------------------------------------------------

           As described in Bunge Limited's ("Bunge") Current Report on Form 8-K filed on November 20, 2006, on that date Bunge Limited completed a public offering of 6,000,000 4.875% cumulative convertible perpetual preference shares, par value $0.01 and with a liquidation preference of $100 per share (the "Preference Shares"), pursuant to an underwriting agreement entered into with Credit Suisse Securities (USA) LLC (the "Underwriter"), dated November 14, 2006. Pursuant to the underwriting agreement, Bunge granted the Underwriter a 30-day option to purchase up to 900,000 additional Preference Shares to cover over-allotments in the offering. As described in Item 8.01 of this Form 8-K, on November 30, 2006, Bunge issued 900,000 additional Preference Shares in connection with the exercise in full of the Underwriter's over-allotment option.

           Certain material terms of the Preference Shares were summarized in
Item 3.03 of Bunge's Current Report on Form 8-K filed on November 20, 2006 and more fully described in the Certificate of Designation for the Preference Shares filed as Exhibit 4.3 to Bunge's Current Report on Form 8-K filed on November 20, 2006 and incorporated by reference herein.



Item 8.01  Other Events
           ------------

           As described above, on November 30, 2006, Bunge issued 900,000 additional Preference Shares pursuant to the exercise in full by the Underwriter of its over-allotment option. Bunge received net proceeds of $88.5 million, after deducting underwriting discounts and commissions, from the sale of the additional Preference Shares. Bunge intends to use these net proceeds to reduce certain indebtedness.

           A copy of the press release issued in connection with the closing of the purchase of the additional Preference Shares is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     (a) None

     (b) None

     (c) Exhibits

     Exhibit No.                       Description
     -----------                       -----------

     4.3 Certificate of Designation for Preference Shares (incorporated by reference from Bunge's Form 8-K filed November 20, 2006)

     99.1                              Press release, dated November 30, 2006

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 30, 2006

                                           BUNGE LIMITED


                                           By: /s/ CARLA L. HEISS
                                              --------------------------
                                              Name:  Carla L. Heiss
                                              Title: Assistant General Counsel

                                    EXHIBITS


Exhibit No.                     Description
-----------                     -----------

       4.3 Certificate of Designation for Perference Shares (incorporated by reference from Bunge's Form 8-K filed November 20, 2006)

      99.1                      Press release, dated November 30, 2006